THIS CONTRACT OF SING-FOREIGN CONTRACTUAL JOINT VENTURE made this 31st day of January, 1994

BETWEEN:

            MENG MOUNTAIN DIAMOND DEVELOPMENT CORPORATION, a company incorporated under the laws of People's Republic of China with its legal office located at 047 Xincheng Road, Mengyin County, Shandong Province, People's Republic of China

            (hereinafter  referred  to  as  "Party  A")

                                             OF THE FIRST PART

AND

            CHINA BEST (ASIA) LIMITED, a company incorporated under the laws of Hong Kong with its legal address located at 2203 Cameron Commercial Centre, 458-460
            Hennessy  Road,  Hong  Kong

            (hereinafter  referred  to  as  "Party  B")

                                            OF THE SECOND PART

WHEREAS:

A. Party A and Party B wish to form a limited liability company that will explore for and mine diamonds and other precious gems in Mengyin
          County, Shandong Province, and process and sell such diamonds on the international market; and

B. Party A and Party B wish to record their agreements relating to their rights and obligations in respect of such company and between each other as shareholders thereof.

C. Party A and Party B agree that their overriding purpose in entering into and performing this Contract is to enable each party to enjoy, in a spirit of friendship and mutual benefit, the maximum possible profit from their respective investments.

NOW THEREFORE in consideration of the mutual covenants herein, Party A and Party B hereby agree as follows:

                         ARTICLE 1 - GENERAL PROVISIONS

1.1     Definitions.  The parties agree that where used in this Contract, unless
        ------------
        the context otherwise requires, the following terms shall have the meanings set forth below:

     1.1.1     "Approval  Authority"  means  agencies  of foreign trade of state council and/or agencies authorized by the state council and/or local government;

     1.1.2.     "Board"  means  the  board  of  directors  of  the  Company



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     1.1.3      "Business  Day"  means  Monday  through Saturday, both inclusive except  for  statutory  holidays  recognized  in  China;

     1.1.4 "Business license" means a license issued by Industrial and Commercial Administration department and which license shall be valid to engage in each item of business;

     1.1.5 "Company" means the limited liability company to be formed by the Shareholders pursuant to Article 3 hereof and in accordance with the Contractual Joint Venture Law;

     1.1.6      "Contractual  Joint  Venture  Law" means the Law of the People's
                Republic  of  China  on  Sino-Foreign Contractual Joint Venture;

     1.1.7 "Duration of the Joint Venture" means a period of thirty (30) years commencing on the date the Business License is issued;

     1.1.8 "Feasibility Study' means the verification document in connection with the aspects of geology, resource, technology and economics of diamond mining and processing relevant to this co-operative project provided by Party A and Party B;

     1.1.9 "General Manager" means the person engaged by the Company as its general manager pursuant to article 9.1;

     1.1.10 "Independent Valuator" means any one of the five (5) largest Chinese registered accounting firms in the world, as selected by Party B in writing;

     1.1.11 "Investment" means for any Shareholder all of its right, title and interest in and to the Company and this Contract;

     1.1.12 "Mengyin County" means an area of approximately. 1600 square kilometers and identified on schedule B;

     1.1.13     "Mine  701"  means  China  Construction  Material  701  Mine;

     1.1.14 "Mining Authority" means authority approved by relevant government agency for mining certain mine resources described in the Contract;

     1.1.15 "Exploration License and Mining license" means a license issued to the Company by the Mining Authority which shall grant to the Company for the entire Duration of the Joint Venture to do Mining and Exploration;

     1.1.16 "Exploration Rights" means that rights to explore, mine and extract diamonds in Mengyin County;

     1.1.17 "Party A" means Meng Mountain Diamond Development Corporation, a company incorporated under the laws of China, and being the Party of -the First Part of this Contract.



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     1.1.18     "Party  B"  means  China  Best  (Asia)  Limited,  a  company incorporated under the laws of Hong Kong and being the Party of the Second Part of this Contract;

     1.1.19 "Prime Rate" means the prime rate of interest as determined by the main branch of the Bank of Nova Scotia in Vancouver, Canada as the base rate for commercial loans to its most credit-worthy customers, provided that the Prime Rate prevailing on January 1 of any year shall be deemed to be the Prime Rate for the first six (6) months of that year, and the Prime Rate prevailing on July 1 of any year shall be deemed to be the Prime Rate for the second six (6) months of that year;

     1.1.20 "Reverification and Exploration Program" means the reverification work described in relevant section of the Feasibility Study;

     1.1.21 "S.A.I.C." means the State Administration of Industry and Commerce; and

     1.1.22 "Shareholders" means Party A and Party B collectively, and "Shareholder" means either one of them.

     1.1.23     "Parties"  means  Party  A  and  Party  B  collectively.

1.2     Interpretation.  For  purposes  of  this  Contract  except  as otherwise
        ---------------
        expressly  provided:

     1.2.1 "Contract" means this Contract as it may from time to time be supplemented, amended or restated from time to time.

     1.2.2 All references to designated articles, articles and other subdivisions are to the designated articles, articles and other subdivisions hereof.

     1.2.3 The headings preceding the text, articles and articles hereof are for convenience only, do not form a part hereof and are not intended to interpret, define or limit the scope, extent or intent hereof or of any provision hereof.

     1.2.4 Any reference to an, entity shall include and shall be deemed to include reference to an entity that is a successor or assignee of such entity.

     1.2.5 The two (2) schedules attached to this Contract shall form integral parts of this Contract:

                Schedule  "A"  -  Expenditure  Schedule;

                Schedule  "B"  -  Mengyin  County  Map.

                         ARTICLE 2 - CONTRACTING PARTIES

2.1     Parties.  The  parties  to  this  Contract  are  as  follows:
        --------

     2.1.1 Meng Mountain Diamond Development Corporation, a company incorporated in the People's Republic of China

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                with  its  legal  address at 047 Xin Cheng Road, Mengyin County,
                Shandong  Province,  People's  Republic  of  China.

                Legal  Representative:    Name:         Peng  Chuan-Jie
                                          Position:     General  Manager
                                          Nationality:     Chinese

     2.1.2 China Best (Asia) Limited, a company incorporated in Hong Kong with its legal address at 2203 Cameron Commercial Centre, 458-460 Hennessy Road, Hong Kong.

                Legal  Representative:    Name:         Po  Sun  Liu
                                          Position:     Chairman  and  Chief
                                                        Executive  Officer
                                          Nationality:     Canadian

2.2     REPRESENTATIONS  OF PARTY B.  Party B represents and warrants to Party A
        ---------------------------
        as  follows:

     2.2.1 Party B is a duly organized company validly existing under the laws of Hong Kong;

     2.2.2 Party B has full corporate capacity, power and authority and all necessary governmental approvals (other than those referred to in article 7.2.1) to enter into and perform each of its obligations hereunder;

     2.2.3 the execution and delivery of this Contract and the observance and performance hereof have been duly authorized by all necessary corporate action on the part of Party B;

     2.2.4 this Contract has been duly executed and delivered by Party B and constitutes legal, valid and binding obligations enforceable against it in accordance with its terms;

     2.2.5 the execution, delivery and performance by Party B of this Contract does not and will not constitute a default under any material agreement to which it is a party, any governmental regulation, approval or order to which it is subject; or any provision of its incorporation documents; and

     2.2.6 no governmental approvals of any kind are required from any governmental authority in Hong Kong in respect of this Contract or the operations of the Company as contemplated hereunder.

2.3     Representations  of  Party A. Party A represents and warrants to Party B
        ----------------------------
        as  follows:

     2.3.1 Party A is a duly organized company validly, existing under the laws of People's Republic of China;

     2.3.2 Party A has full corporate capacity, power and authority and all necessary governmental approvals (other than those referred to in article 7.2.1) to enter into and perform each of its obligations hereunder (including Party A's obligations to arrange for the Company to be granted the Exploration and Mining License);

     2.3.3 the execution and delivery of this Contract and the observance and performance hereof have been duly authorized by all necessary corporate action on the part of Party A;

     2.3.4 this Contract has been duly executed and delivered by Party A and constitutes legal, valid and binding obligations enforceable against it;

     2.3.5 the execution, delivery and performance by Party A of this Contract does not and will not constitute a default under any material agreement to which it is a party, any governmental regulation, approval or order to which it is subject, or any provision of its incorporation documents;

     2.3.6     only  government  approvals from government authorities stated in article 7.2.1 are required in respect of this contract or the operation of the company as contemplated hereunder;

     2.3.7 the Company shall be required to pay no taxes, duties, royalties, license fees or other payments of any kind except only for those described in article 12.1;

     2.3.8 upon signing of this Contract, Party A shall deliver to Party B all information concerning diamonds or other precious gems in Mengyin County (other than Mine 701) that is in Party A's possession or control, and such information is accurate and complete; and

     2.3.9 neither Party A nor any other person that has engaged in the exploration for or the mining of diamonds or other precious gems in any property in Mengyin County (other than Mine 701) has violated or is violating any environmental law or regulation to which such property is subject, and Party A is not aware of any adverse environmental condition on or affecting such property, or of the past or present activities of any person in respect thererof which has caused or is likely to cause or contribute to any adverse environmental condition on such property.

2.4     INDEMNITY.  If  any representation or warranty given herein by any party
        ----------
        is untrue or inaccurate, such party shall indemnify and hold harmless the other party for any loss or damage caused to such other party.

       ARTICLE 3 - ESTABLISHMENT OF THE CONTRACTUAL JOINT VENTURE COMPANY

3.1     CONTRACTUAL  JOINT  VENTURE.  In  accordance  with  the  Sino-Foreign
        ----------------------------
        Contractual Joint Venture Law and other relevant Chinese laws and regulations, Party A and Party B agree that the Company shall be established as a contractual joint venture.

3.2     NAME.  The  name  of  the  Company  shall  be:
        -----

     3.2.1     in  Chinese:  [GRAPHIC  OMITTED]  and
                             ------------------

     3.2.2     in  English:  Mengyin  International Diamond Development Co. Ltd.

3.3     LEGAL  ADDRESS.  The  legal address of the Company shall be 047 Xincheng
        ---------------
        Road,  Mengyin  County,  Shandong  Province,  People's Republic of China

3.4     LAWS  OF  CHINA.  All activities of the Company shall be governed by the
        ----------------
        published and publicly available laws, decrees, rules and regulations of China.

3.5     LIMITED  LIABILITY.  The  Company  shall be a limited liability company.
        -------------------
        Each Shareholder shall be liable to the Company only for the registered capital and shareholder's loans such Shareholder has agreed to contribute in accordance with and subject to the provisions of Article S hereof. No Shareholder shall be liable for any of the debts, losses or liabilities of the Company or of the other Shareholder.

3.6     LEGAL  PERSON.  The  Company  shall  be  a  legal  person  existing as a
        --------------
        separate  entity  from  the  Shareholders.

3.7     NO  PARTNERSHIP.  The  parties expressly disclaim any intent to create a
        ----------------
        partnership with respect to the administration or assets of the Company.

3.8     NO  AGENCY.  Neither  party shall have any authority, actual or implied,
        -----------
        to act as agent for or to bind the other party or the Company, and is hereby prohibited from so doing.

                     ARTICLE 4 - BUSINESS SCOPE AND PROJECT

4.1     BUSINESS  SCONE.  The  parties  agree  that  the  business  scope of the
        ----------------
        Company  shall  include  the  following:

     4.1.1 the exclusive right to explore for, mine and extract diamonds and other precious gems throughout Mengyin County except only for Mine 701;

     4.1.2 the exclusive right to process and refine diamonds or other precious gems mined or extracted by the Company;

     4.1.3 the exclusive right to market and sell such diamonds and other precious gems on the international market through Party B; and

     4.1.4 all such complementary activities as may be necessary or desirable for the Company to fully engage in all activities permitted by the Business license or the Exploration License and Mining License.

                 ARTICLE 5 - TOTAL INVESTMENT REGISTERED CAPITAL

5.1     INITIAL  REGISTERED CAPITAL.  The total investment amount of the Company
        ----------------------------
        is set at U.S. $11,000,000 consisting of registered capital of the Company of U.S. $10,000,000 and U.S. $1,000,000 in working capital provided by banks. The U.S. $10,000,000 can be in United States Dollars or in kind or the equivalent amount in Renminbi in whole or part and shall be contributed to the Company by the Shareholders at the times and in the forms set out in articles
        5.2 and 5.3 below. Party A and Party B shall contribute the U.S. $5,000,000 respectively.

5.2.    PARTY  B'S INITIAL CAPITAL CONTRIBUTION.  Party  B may make contribution
        ----------------------------------------
        under this article S in the form of cash, equipment and machinery, technology and technical services recommended by the Management Committee and approved by the Board. Equipment and machinery value shall be verified by an accounting company and the State Administration for the inspection of import and export commodities.

        Party B shall contribute to the Company a total of U.S. $1,000,000 in the form of United States Dollars within the first year. The remaining U.S. $4,000,000 or the equivalent amount in Renminbi in whole or part will be contributed in accordance with the Expenditure Schedule and approved by the Board and subject to article 5.4.1. The Shareholders agree that Party B's obligation to contribute such initial amount is subject to the fulfillment of each of the following conditions precedent to the satisfaction of Party B (each of which is for the sole benefit of and may be waived by Party B).

     5.2.1 the Feasibility Study and this Contract and Article of Association have been approved in writing by the Approval Authority;

     5.2.2 the Business License has been issued by the S.A.I.C. to the Company;

     5.2.3 the Exploration and Mining License has been issued by the Mining Authority to the Company;

     5.2.4 Party B has received a written legal opinion of a Chinese law firm acceptable to Party B confirming (a) the issuance and sufficiency of the foregoing approvals and licenses and the granting of the Exploration Rights to the Company, (b) the legality, validity and bindingness of this Contract and the Exclusive Marketing and Sales Contract, and (c) the accuracy of the tax description in the Contract;

     5.2.5 the Company has signed and delivered the Exclusive Marketing and Sales Agreement;

     5.2.6      the  representations  and  warranties made by Party A in article
                2.3 are true and correct as confirmed by a certificate to that effect signed and delivered to Party B by the legal representative of Party A.

5.3     PARTY  A'S  CAPITAL  CONTRIBUTION.  Party  A may make contribution under
        ----------------------------------
        this article 5 in the form of cash, labour supply, land, exploration rights, rights-of-way, surface rights, water rights, electricity power source and other rights required to allow the Company to explore and mine for diamonds as required and recommended by the Management
        Committee and approved by the Board. As Party A's U.S. $1,000,000 capital contribution, Party A shall, no later than sixty (60) business days after the day the Business License has been issued, cause the Exploration and Mining License to be issued to the Company, provided that:

     5.3.1 Party A shall be solely responsible for and cannot charge to the Company any costs or payments to:

               (a) any person, company, entity or governmental authority in respect of the issuance of the Exploration and Mining License;

               (b) any person, company, entity or governmental authority in respect of releasing their claims on any diamond bearing ore body;

               (c) any person, company, entity or governmental authority in respect of the relocation of any individuals, businesses or government entities;

               (d) any person, company, entity or governmental authority in respect of existing pension fund payments or termination costs of individuals currently employed who are dismissed or retired because of the signing of the Contract.

     5.3.2 upon the issuance of the Exploration License and Mining License to the Company and the payment of all amounts contemplated by article 5.3.1, Party A shall be deemed to have made a contribution to the Company's registered capital.

     5.3.3. upon payment of any part of the remaining registered capital contribution of U.S. $4,000,000 in the form allowed in article
                5.2  or  the  equivalent  amount  in

                Renminbi in whole or part by Party B under Article 5.2, Party A shall be deemed to have made a contribution to the Company's registered capital equal to the same amount of that payment.

5.4     REVERIFICATION  AND EXPLORATION PROGRAM.  The funds contributed by Party
        ----------------------------------------
        B under article 5.2 shall be used for the Reverification and Exploration Program. All diamonds and other precious gems found or extracted during the Reverification, and Exploration Program shall belong to the Company, and may be sold under the Exclusive Marketing and Sales Contract. The profits arising from such sales shall be distributed as contemplated in article  12.4.

     5.4.1 if after the investment of any part of the initial investment the results of Reverification and Exploration Program indicate the diamond deposits are not economically feasible to mine and Company's Management Committee's mining engineers recommend that no further funds be expended on the property, the parties agree that article 16.3 shall apply.

5.5.    BANK  LOANS.  If  the  Company  requires  funds in addition to Party B's
        ------------
        initial capital contribution under article 5.2, the parties shall use their best efforts to obtain all such funds from Chinese or foreign banks. The Company shall grant such security over its assets as the lender may require.

5.6     ADDITIONAL  SHAREHOLDER CONTRIBUTIONS.  If the Company requires funds in
        --------------------------------------
        addition to the bank loans obtained under article 5.5, the Shareholders shall contribute such funds to the Company subject to the following conditions:

     5.6.1 neither Shareholder shall be required to make any additional contribution under this article 5.6 unless both parties are satisfied with the results of the Reverification and Exploration Program and such contributions shall be used only to pay for such exploration and mining expenditures as may be recommended by the General Manager, and or management committee and approved by the Board by a duly passed resolution;

     5.6.2 neither Shareholder shall be required to make any additional contribution hereunder in excess of the expenditure schedule unless approved by the Board by a duly passed resolution and further consented to in writing by both parties;

     5.6.3 to the greatest extent permitted under Chinese law, such contributions shall be made in the form of shareholders loan, and shall be made in the form of registered capital only to the extent required to comply with debt-to-equity ratios imposed by Chinese law that may apply to the Company, if any;

     5.6.4 if the Shareholders are required to make additional contributions under this article 5.6, whether in the form of shareholders loans or registered capital, each Shareholder shall provide one-half of such contribution;

               ARTICLE 6 - ASSIGNMENT, ENCUMBRANCES AND TRANSFERS

6.1     ASSIGNMENT.  The  obligations or liabilities of each Shareholder in this
        -----------
        Contract hereunder cannot at any time be assigned by any Shareholder without the prior express written consent of the other Shareholder.

6.2     ENCUMBRANCES  IN  FAVOUR  OF  LENDERS.  If  the Company agrees to borrow
        -------------------------------------
        funds from a lender, any Shareholder giving a guarantee to the lender may, if required by the lender, mortgage or otherwise encumber its Investment or any part thereof in favour of such lender as security for the loan but only if such lender enters into an agreement with both Shareholders (satisfactory in form and substance to both of them) agreeing to be bound by the provisions of this Contract.

6.3     TRANSFERS.  Any  Shareholder  (in  this  article,  the  "Transferring
        ---------
        Shareholder") that is not in breach of the terms hereof may transfer to a subsidiary of the Transferring Shareholder all or part of its Investment.

                ARTICLE 7 - RESPONSIBILITIES OF EACH SHAREHOLDER

7.1     RESPONSIBILITIES  OF  PARTY  B.  Party  B  shall  be responsible for and
        ------------------------------
        hereby agrees to perform each of the following matters in a timely manner:

     7.1.1 assist the Company in engaging any foreign consultants, experts or agents the Company may wish to hire to evaluate all the historical geological, exploration and mining data delivered to it by Party A;

     7.1.2 provide registered capital and shareholder's loans to the Company subject to and in accordance with the terms and conditions of articles 5.2 and 5.6 above;

     7.1.3 entrusted to purchase on behalf of the Company, any equipment, vehicles, and machinery the Company may need to purchase from outside China;

     7.1.4     entrusted  to  sell  on the Company's behalf on the international market, all diamonds and relevant products and other precious gems mined by the Company, in accordance with the Exclusive Marketing and Sales Agreement, and the parties agree that the Exclusive Marketing and Sales Agreement shall be signed by the Company and Party B within thirty (30) days after the date of the Business License;

     7.1.5 remit to Party A U.S.D. 5,000 for its share of the expenses of the Feasibility Study on the execution date of this Contract; and

     7.1.6      handling  any  other  matter  entrusted  by  the  Company.

7.2     RESPONSIBILITIES  OF  PARTY  A   Party  A  shall be-"responsible for and
        ------------------------------
        hereby agrees to perform each of the following matters at its own cost and in a timely manner:

     7.2.1 obtaining all approvals, licenses, permits, export rights, registrations and renewals necessary for establishing the Company and enabling the Company to engage in the activities contemplated hereunder, including but not limited to (i) the Business License, (ii) the Exploration and Mining License and
                (iii) all access permits, rights-of-way, easements, occupation permits, surface rights and other such rights in respect of places in Mengyin County as the Company may reasonably request and provided that such licenses:

               (a) shall be renewed on application by the Company (which application shall be submitted at least 3months and no more than 6 months prior to its expiration date) for a further period of thirty (30) years so long only as the Company is engaged in exploration and/or mining operations in Mengyin County during such period; and

               (b) shall not be cancelable except only if the Company fails for a period of two (2) consecutive years to carry out exploration and/or mining of diamonds or other precious gems in Mengyin County for any reason other than (i) force majeure (as defined in article 18) or (ii) because it has proven uneconomic for the Company to carry on mining during such period, and the Company has failed to recommence mining operations within six (6) months after receiving notice to do so from the Mining Authority;

     7.2.2 granting to the Company for the entire Duration of the Joint Venture, the following rights, in each case free and clear of any and all liens, charges, encumbrances, reservations, royalties and taxes of any kind:

               (a) the exclusive right to explore for, mine and extract diamonds and other precious gems throughout Mengyin County except only for Mine 701;

               (b) the exclusive right to process and refine diamonds and other precious gems mined or extracted by the Company;

               (c) the exclusive right to market and sell such diamonds and other precious gems on the international market through Party B under the Exclusive Marketing and Sales Contract; and

               (d) all access, occupation, surface, water, power and other complementary rights necessary or desirable for the Company to enjoy all of the foregoing rights;

               provided  that  such  rights:

               (e) shall be renewed automatically by Party .A on the same basis as the approved licenses per article 7.2.1.

     7.2.3 immediately deliver to Party B upon request true and complete copies of all of the geological data including maps, reports, surveys, exploration data and other historical data relating to the finding and mining of diamonds, kimberlite, precious gems and ores bearing precious gems located in Mengyin County;

     7.2.4 make available for consultation to Party B and its consultants all technical experts in geology, mining and the processing of diamonds and other precious gems who have worked on obtaining the data referred to in article 7.2.3 above;

     7.2.5 ensure that the Company may obtain at prices not higher than prices normally paid by Chinese Joint Venture enterprises, each of the following:

               (a) all necessary utilities, including the necessary consent from the Power Supply Administration, as may be required for the Company's operations; and

               (b) office space in Mengyin County to enable the Company to carry out its work and business; and

               (c) all necessary labour and personnel as may be deemed necessary by the Company;

     7.2.6 assist the Company to deal with all local, county, provincial and central government authorities, and any other parties as may be necessary to ensure that the Company shall be able to operate in the manner contemplated herein, and to ensure that all of Party
               B's  rights  hereunder  are  also  protected;  and

     7.2.7 handle such other matters as may be entrusted to it by the Company.

                       ARTICLE 8 - THE BOARD OF DIRECTORS

8.1     DATE  OF  ESTABLISHMENT.  The Board shall be established on the date the
        ------------------------
        Business  License  is  issued.

8.2     REPRESENTATION.  The  Board shall comprise seven (7) directors, of which
        ---------------
        three (3) shall be appointed by Party A and four (4) shall be appointed by Party B. Any director may be removed and replaced at any time and for any reason by the Shareholder that appointed such director.

8.3     CHAIRMAN  AND  VICE-CHAIRMAN. The Company shall have one Chairman of the
        -----------------------------
        Board and one (1) Vice-Chairman. The Chairman of. the Board shall be selected by Party B from amongst the Board members appointed by Party B, and the Vice-Chairman shall be one of the directors selected by Party A from amongst the Board members appointed by Party A.

8.4     TERM OF OFFICE.  The directors, Chairman and Vice-Chairman of the Board
        ---------------
        shall hold office for terms of three (3) years, and such terms of office may be renewed by the continuous appointment of the relevant Shareholder.

8.5     LEGAL  REPRESENTATIVE.  The  Chairman  of  the  Board shall be the legal
        ----------------------
        representative of the Company. If the Chairman is unable to exercise his responsibilities for any reason, he may temporarily delegate such responsibilities to the Vice-Chairman or any other director by a written authorization sent to such person and copied to the Company and each Shareholder.

8.6     BOARD DECISIONS.  The Board shall manage the business and affairs of the
        ----------------
        Company. Board issues shall be decided by the approval of a 51% majority of the votes cast by the directors present at a duly constituted meeting of the Board except that the approval of 75% of all the directors present at a duly constituted meeting of the Board shall be required for each of the issues set out below:

     8.6.1      any  amendment  to  the  Company's  Articles  of  Association;

     8.6.2 any increase in the registered capital of the Company other than an increase in the registered capital resulting from an increase in the registered capital resulting from a requirement to contribute monies pursuant to article 5.6. Such increases are hereby approved in advance by the Shareholders, and the Shareholders each agree to cause the Board to vote unanimously in favour thereof;

     8.6.3 any merger of the Company with any other economic organization, or the creation of another joint venture entity together with some other economic organization; and

     8.6.4 dissolution of the Company for any reason prior to the expiry of the Duration of the Joint Venture provided always, however, that if unanimous approval of all the directors is not achieved in this regard at any Board meeting duly convened for such purpose, a resolution for such dissolution may be effectively passed at the next Board meeting duly convened for such purpose if approved by the votes of at least 51% of the directors present at such later meeting.

8.7     MEETINGS.  Board  meetings  shall  be  held  at  least once per year and
        ---------
        whenever any two (2) of the seven (7) directors may request. Directors may appoint alternate directors to represent and vote for them, or by written proxy authorize another director to vote on his behalf. Board meetings may also be held by conference telephone call whereby each participant is able to hear and speak to each other participant. The Chairman or other person convening a meeting of the Board shall give each director at least ten (10) days' written notice of the time, place and proposed agenda of the meeting.

8.8     QUORUM.  A  quorum  shall  be formed by any five (5) directors. For such
        -------
        purpose, a director shall be deemed present at a meeting or conference telephone call either if he participates in person or by the representation of a duly appointed alternate director.

8.9     DEEMED QUORUM.  If a quorum is for any reason not present within one (1)
        --------------
        hour after the time set for a Board meeting, such meeting shall automatically stand adjourned to the fifth (5th) business day immediately following at the same time and place, and the directors present or deemed present at such meeting shall be deemed to constitute a quorum and able to pass effective resolutions.

                           ARTICLE 9 - GENERAL MANAGER

9.1     GENERAL  MANAGER.  The Board shall delegate the day-to-day management of
        -----------------
        the Company to the General Manager. The General Manager shall be nominated and hired by the Board.

9.2     DUTIES OF THE GENERAL MANAGER.  The General Manager shall be responsible
        ------------------------------
        for the overall management of the Company. The General Manager shall report to the Board, and his duties shall include the following:

     9.2.1 preparation of annual operating and capital budgets, business plans and financial projections for Board approval;

     9.2.2      implementing  budgets  and  plans  approved  by  the  Board;

     9.2.3 maintaining an accounting system and a system of financial, budgetary and internal controls designed by any one of the five
                (5) largest Chinese registered accounting firms selected by the Board;

     9.2.4 maintaining accounting ledgers, books and records in accordance with internationally accepted accounting principles and standards and regulations;

     9.2.5      payroll  administration;

     9.2.6      labour  relations  and  personnel  administration;

     9.2.7 supervising and administering all exploration, mining, processing and marketing operations;

     9.2.8 implementing a system of security designed by experts in the security field in respect of the Company's diamonds, precious gems and other assets that is in accordance with good international standards and that is satisfactory to the Board;

     9.2.9 generally, doing all things necessary or advisable to ensure that the business of the Company and is carried out in accordance with this Contract.

9.3 The Vice-General Managers shall be nominated by the General Manager and must be approved by the Board.

     9.3.1 The Vice-General Managers shall assist the General Manager in carrying out his duties.

                      ARTICLE 10 - PURCHASES AND CONTRACTS

10.1    PURCHASES  OUTSIDE  CHINA.  If  the  Company  needs  to  purchase  any
        --------------------------
        materials, equipment, vehicles, machinery or other items necessary from outside China, Party B shall be entrusted to do so on behalf of the Company.

                         ARTICLE 11 - EMPLOYMENT MATTERS

11.1    EMPLOYMENT  CONTRACTS.  All  existing employees and retired employees of
        ----------------------
        Party A are the responsibility of Party A. All employees required to be engaged by the Company, including but not limited to the General Manager, shall be hired pursuant to employment contracts approved by the Board. Such contracts will set out, amongst other things, the title and duties of the employee, the remuneration payable and the terms on which such engagement may be terminated by the Company. Such employees, the Company and the parties hereto shall be required to keep confidential all the terms of the engagement of such employees.

11.2    LABOR MARKET.  The  Company shall be entitled to hire employees from the
        -------------
        labor market by placing advertisements or using other direct methods for recruiting employees, either from China or from abroad, as it deems fit. Salaries and benefits payable to any management level employee from China shall be based on standards prevailing in the Chinese labor market for such kind of employee, and salaries and benefits payable to any employee from outside of China shall be based on standards prevailing in the international market for such kind of employee. Such employees, the Company and the parties hereto shall be required to keep confidential all the terms of the engagement of such employees.

                      ARTICLE 12 - TAXES. FINANCE AND AUDIT

12.1    COMPANY  TAXES.  The  Company  shall  pay  taxes  in accordance with the
        --------------
        stipulations of published and publicly available Chinese laws and regulations using the maximum deductions and allowable deductions and preferential treatments allowed in the laws and regulations of the Income Tax Law for Foreign Investment Enterprises and Foreign Companies. The Company shall apply for the maximum allowable deductions and the maximum allowable credits and the maximum allowable preferential treatments allowed in these same laws and regulations covering duties and taxes.

12.2    PERSONAL  TAXES.  Employees  of  the Company shall pay individual income
        ----------------
        tax according to the Individual Income Tax Law of the People 's Republic of China.

12.3    THREE  FUNDS.  The  Company  shall make annual allocations for a reserve
        -------------
        fund, an expansion fund and a welfare and bonus fund for its employees from its after-tax profits as the Board may deem fit.

12.4    DIVIDEND  POLICY.  Unless  the Board unanimously resolves otherwise at a
        -----------------
        duly convened meeting, the following dividend policy shall apply throughout the Duration of the Joint Venture and regardless of the amount of dividends that may have been or will be paid to any
        Shareholder:

     12.4.1 after the loan repayments contemplated in article 5.5 have been paid to the lender the Company shall at least once each year, distribute to the Shareholders all of the after-tax profits remaining by declaring and paying dividends to them in equal proportions;

     12.4.2 the Company shall use United States Dollars or Renminbi as decided by the Board to distribute dividends;

     12.4.3      if  the  United  States  Dollars  available  from the Company's normal operations (excluding foreign currency exchange transactions) is sufficient, the Company shall pay the dividends of both Shareholders with such United States Dollars;

     12.4.4 if the United States Dollars available from the Company's normal operations (excluding foreign currency exchange transactions) is insufficient to pay the dividends of both Shareholders in foreign exchange, the ' Company shall use the United States Dollars which it does have, if any, to pay Party B's dividend on a priority basis;

12.5    FISCAL  YEAR.  The  Company's  fiscal  year shall commence on July 1 and
        -------------
        end on June 30 of each year, except for the first fiscal year which will commence on the day the Business License is issued and end on June 30 of the same year.

12.6    BOOKS  OF  ACCOUNT.  The  Company  shall  keep  its books of accounts in
        -------------------
        English and Chinese, and in accordance with generally accepted international accounting principles.

12.7    ACCOUNTING  CURRENCY.  The  Company  shall  use  Chinese Renminbi and/or
        ---------------------
        U.S.  dollar  as  the  base  accounting  currency.

12.8    REPORTING  TO  DIRECTORS.  The  General  Manager  and  the  management
        -------------------------
        committee shall prepare and deliver the following statements and reports to each member of the Board:

     12.8.1 quarterly unaudited financial statements within four (4) days of the end of each fiscal quarter;

     12.8.2 annual unaudited financial statements by no later than the forty-fifth (45th) day after the end of the previous fiscal year;

     12.8.3 annual audited financial statements and the auditor's report thereon by no later than the sixtieth (60th) day after the end of the previous fiscal year; and

     12.8.4 daily production records by shift including inventory of diamonds held for sale at the end of each day.

12.9    RIGHTS  TO  INSPECT.  Each  director shall have the right to inspect and
        -------------------
        copy  the  books  of  account  of  the  Company  at  any  time.

12.10   AUDITORS.  The Company's  books  shall be audited by the China office of
        --------
        one of the international accounting firms licensed to practice in China or which has established a joint venture in China licensed to practice in China, as selected by the Party B in writing.

12.11   BANK  ACCOUNTS.  The  Company  shall  open  such bank accounts as deemed
        --------------
        necessary  by  the  board  of  directors.

                             ARTICLE 13 - INSURANCE

13.1    STANDARDS  OF  INSURANCE.  The  Company shall purchase insurance of such
        ------------------------
        kind and of such value and duration as the Board considers necessary, having due reference to international insurance practices in respect of similar projects.

13.2    CHOICE  OF INSURER.  The  Company shall purchase such insurance from the
        ------------------
        insurance provider which the Board considers to be the most competitive in terms of coverage, dependability and cost. If the People's Insurance Company of China satisfies the Board that its policies are at least as. favourable to the Company as those of its competitors in respect of all factors the Board considers material, the Company shall purchase its insurance from that insurer.

                   ARTICLE 14 - DURATION OF THE JOINT VENTURE

14.1    INITIAL  DURATION.  The  Project  shall  have  an  initial duration (the
        -----------------
        "Duration of the Joint Venture") of thirty (30) years commencing on the day the Business License is issued.

14.2    EXTENDED  DURATION.  The  Company  and  the  Shareholders  shall make an
        ------------------
        application to the Approval Authority at least six (6) months prior to the expiry date of the Duration of the Joint Venture for same to be extended as follows:

     14.2.1 if the Company has been profitable, for a further period of thirty (30) years; or.

     14.2.2 if any loan owed to Party B either by the Company or by Party A or vice versa is not completely repaid, for such further period, if any, as Party B may consider necessary to ensure that such loan is completely repaid.

14.3    CONTINUATION  OF  CONTRACT  AND LICENSES.  If  the Duration of the Joint
        ----------------------------------------
        Venture is extended for any reason, notwithstanding any provision to the contrary herein, this Contract shall continue in full force and effect, as amended by such extension. Party A shall obtain such renewals of the Business License, Exploration License and Mining License and other rights and permits referred to in article 7.2.1 as may be necessary or desirable.

          ARTICLE 15 - DISPOSAL OF COMPANY ASSETS ON EXPIRY OF DURATION

15.1    LIQUIDATION OF ASSETS.  If  the Duration of the Joint Venture expires or
        ---------------------
        is terminated pursuant to this Contract for any reason, the assets of the Company shall be liquidated and the debts of the Company (including any amounts owed to any Shareholder hereunder) shall be paid. The remaining cash of the Company, if any, shall be distributed by the Company to the Shareholders equally in accordance with the principles set forth in article 12.4. Thereafter, the Company shall:

     15.1.1 make a full report of the liquidation to each of the Shareholders; and

     15.1.2     cause  the  Business  License  to  be  cancelled.

15.2    SALE  OF  ASSETS.  The  liquidation committee shall use its best efforts
        ----------------
        to sell the non-cash assets of the Company (including the Mining Rights and Sales Rights) for the highest available price. Any Shareholder may purchase all or part of those assets at a purchase price equal to their fair market value, as determined by the parties by agreement (or by the Independent Valuator, if no written agreement is reached within thirty
        (30) days). Such price may be paid by way of set-off against any amount that may be owed by the Company to the purchasing Shareholder. Such Mining Right shall get approval from the appropriate Government Agency.

15.3    SURVIVAL OF TERMS.  The  provisions of this Article 15 shall survive the
        -----------------
        expiry or early termination of the Duration of the Joint Venture for any reason.

             ARTICLE 16 - AMENDMENT AND TERMINATION OF THE CONTRACT

16.1    AMENDMENT.  This  Contract and its two (2) schedules may only be amended
        ---------
        by a written amendment agreement signed by both Party A and Party B, and shall come into effect on the day such amendment agreement is approved by the Approval Authority.

16.2    TERM  OF  CONTRACT.  This  Contract and its two (2) schedules shall come
        ------------------
        into  effect  upon  approval  by  the Approval Authority and, subject to article  16.3,  shall  remain in force until the procedures set forth in
        Article 15 above have been completed following the expiry or early termination of the Duration of the Joint Venture pursuant.

16.3    RESCISSION OF CONTRACT.  If  for any reason the conditions precedent set
        ----------------------
        forth in article S.2 and 5.4 have not all been fulfilled or waived in writing by Party B on or prior to the 180th day after the Business
        License has been issued, at Party B's option, this Contract shall be deemed terminated and of no force and effect, the Company shall be dissolved, and the

        Shareholders shall have no liability of any kind hereunder to each other.

16.4    EARLY  TERMINATION.  Either  Shareholder  may  by  written notice to the
        ------------------
        Chairman and Vice-Chairmen of the Company, request the Board to consider and approve a resolution pursuant to article 8.6 to terminate the Duration of the Joint Venture prior to its expiry date only for any of the following reasons:

     16.4.1 the other Shareholder has caused an Event of Default to occur, and has failed to cure such Event of Default within thirty (30) days of written notice by the first Shareholder, or if such Event of Default cannot be cured within thirty (30) days, the other Shareholder has failed to use its best efforts to cure such default; or

     16.4.2 there has been a material change in the applicable laws, regulations or policies of the pertinent governmental authorities that adversely affect the interests of such Shareholder.

16.5    GOVERNMENT  APPROVAL.  If  any  Shareholder  gives  a  notice requesting
        --------------------
        early termination under article 16.4 and the Board resolves according to article 8.6.5 to dissolve the Company, the Shareholders shall and shall cause the Company and the Board to make such applications to the Approval Authority, and to take all such other steps as may be necessary to complete the dissolution of the Company in accordance herewith.

16.6    SURVIVAL  OF  CERTAIN  PROVISIONS  AND  OBLIGATIONS.  The  provisions of
        ---------------------------------------------------
        Article 15 and this article 16.6 and all other provisions of this Contract necessary to give full force and effect thereto shall survive the expiration or early termination of the Duration of the Joint Venture for any reason. Notwithstanding the termination of this Contract, no Shareholder shall by reason of such termination be relieved of any obligation or liability accrued hereunder prior to such termination, all of which shall remain enforceable until fully satisfied.

                         ARTICLE 17 - BREACH OF CONTRACT

17.1    EVENTS  OF  DEFAULT.  Each of the following events shall be deemed to be
        -------------------
        an  Event  of  Default  hereunder:

     17.1.2 if any Shareholder shall be in breach of any of its material obligations hereunder and such breach shall continue for a period of thirty (30) days from the receipt of a written notice of breach from the other Shareholder, or if such breach cannot be cured within thirty (30) days, such Shareholder has failed to use its best efforts to cure such breach;

     17.1.2 if any Shareholder passes a resolution that it be wound up or liquidated or a meeting is convened for the purpose of passing any such resolution, or an order is made for the winding-up or liquidation of such Shareholder;

     17.1.3 if a receiver or receiver-manager is appointed in respect to the whole or a substantial part of the affairs or assets of any Shareholder; and

     17.1.4 if a Shareholder is adjudged bankrupt or insolvent or files a proposal in bankruptcy.

17.2    REMEDIES.  If an Event of Default occurs, the Non-Defaulting Shareholder
        --------
        shall be entitled to exercise against the Defaulting Party any and all rights, remedies and recourses permitted hereunder or at law, including without limitation, the right to obtain an injunction or order from a court of competent jurisdiction setting aside the act giving rise to such Event of Default. All such rights, remedies and recourses shall be cumulative and the exercise of one shall not prevent the exercise of any other or others.

17.3    INTEREST.  Unless  otherwise  provided herein, any sum at any time owing
        --------
        hereunder by any Shareholder to the Company or by the Company or any Shareholder to another Shareholder which is not paid when due shall, without derogation from any other right or recourse of the creditor hereunder or at law, bear interest from its due date until payment in full at an interest rate equal to the Prime Rate.

                           ARTICLE 18 - FORCE MAJEURE

18.1    EVENT  OF  FORCE  MAJEURE.  An Event of Force Majeure includes any fire,
        -------------------------
        explosion, accident, earthquake, tidal wave, strike, picketing, lockout, labour dispute, flood, drought, embargo, war, riot or insurrection, uprising, rebellion, or any other event whether similar or dissimilar to the foregoing which shall be beyond the reasonable control of the Shareholder affected thereby and which shall delay, interrupt or prevent the performance in whole or in part by such Shareholder of any of its obligations hereunder other than an obligation to pay money.

18.2    NOTICE  OF  FORCE  MAJEURE.  A Shareholder affected by an Event of Force
        --------------------------
        Majeure shall promptly give notice thereof to the other Shareholder and shall indicate in such notice, as accurately as possible, the effect of such Event of Force Majeure on its capacity to perform its obligations hereunder.

18.3    EFFECT  OF  AN EVENT OF FORCE MAJEURE.  Subject  to the giving of notice
        -------------------------------------
        provided  for  in  the  immediately  preceding  article:

     18.3.1 the non-fulfillment of any obligation of any Shareholder hereunder by reason of an Event of Force Majeure shall not constitute a breach or an Event of Default, and shall not give rise to damages or to any other recourse; and

     18.3.2 any time period provided for the performance of any obligation of any Shareholder hereunder shall be postponed or extended for and by a duration equal to the period during which the Event of Force Majeure shall continue to exist.

18.4    NO  TERMINATION.  An Event of Force Majeure shall not be a cause for the
        ---------------
        early termination of this Contract or of the Duration of the Joint Venture unless the Event of Force Majeure continues for a period in excess of 12 months, in which case the Shareholder not directly affected by such Event of Force Majeure may request



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        the  early  termination  of  the  Project  pursuant to the provisions of article  16.4.

                           ARTICLE 19 - APPLICABLE LAW

19.1    PUBLISHED LAWS OF CHINA.  The  formation, validity and interpretation of
        -----------------------
        this Contract shall be governed by the published and publicly available laws of the People's Republic of China.

19.2    EFFECT  OF  FUTURE  LAWS.  The  Shareholders  agree  that if any law or
        ------------------------
        regulation of China that is amended or changed or a new law has an adverse effect on any Shareholder then, if such Shareholder requests, the parties shall forthwith amend this Contract so that such adverse effect is eliminated or adjusted to the greatest extent possible, and each Shareholder shall and shall cause the Company to use its best efforts to cause such amendment to be approved by the Approval Authority.

                       ARTICLE 20 - SETTLEMENT OF DISPUTES

20.1    OVERRIDING  PRINCIPLE.  Any  dispute  arising out of or relating to this
        ---------------------
        Contract shall be resolved exclusively by the procedures set out in this
        Article 20. First, there shall be friendly discussions between the Shareholders based on the overriding principle that the Shareholders have agreed to establish the Company in order to generate maximum profits for each of the Shareholders.

20.2    BINDING  ARBITRATION.  If  the  dispute  is  not  resolved  by  friendly
        --------------------
        discussions under the immediately preceding article any Shareholder may give to the other Shareholder written notice under this article 20.2 requesting the dispute to be resolved. If the dispute is not resolved within forty (40) days after such notice, either Shareholder shall be entitled to refer the dispute for arbitration by three (3) arbitrators pursuant to the rules of and under the auspices of the International Arbitration Institute of the Stockholm Chamber of Commerce. In their determination, such arbitrators shall have due regard to international practice. The award of such arbitrators shall be binding on the parties and may be entered in any court of competent jurisdiction.

                           ARTICLE 21 - MISCELLANEOUS

21.1    NOTICES.  Any  and  all  notices  or  other  communications  required or
        -------
        permitted  pursuant  to  this Contract shall be in writing and shall be:

     21.1.1 personally delivered by courier (accompanied by a fax or telex) thereof to the addressees at the addresses referred to below, in which case such notice or other communication shall conclusively be deemed to have been given to the addressee thereof at the time of such delivery or on the next business day if delivered on a day that is not a business day; or

     21.1.2 telexed or telecopied to the addressee at the numbers referred to below, confirmed by delivery by courier, in which case such notice or other communication shall conclusively be deemed to have been given to the addressee thereof on the day upon which it was received if received prior to 3:00 p.m. (local time) on such day or on the next business day if received after 3:00 p.m. (local time) on a business day or on the next business day if received on a day that is not a business day:

                    For  Party  A:
                    --------------

                    Meng Mountain Diamond Development Corporation 047 Xin Cheng Road
                    Mengyin  County
                    Shandong  Province
                    People's  Republic  of  China

                    Attention:  Peng  Chuan-Jie
                    Telephone:  549-1-71873

                    For  Party  B:
                    --------------

                    China  Best  (Asia)  Limited
                    2203  Cameron  Commercial  Centre
                    458-460  Hennessy  Road
                    Hong  Kong

                    Attention:   Po  Sun  Liu
                    Telecopier:  852-854-2128

                Each Shareholder may change its address for service by written notice, given in the manner provided above, to the other Shareholder and such change shall be effective upon the date the notice shall be deemed to be received.

21.2    ENTIRE  AGREEMENT.  This  Contract  and its two (2) schedules constitute
        -----------------
        the entire agreement between the parties hereto. There are no, and shall not be any, verbal or written statements, representations, warranties, undertakings or agreements between the parties pertaining to the subject matter hereof other than as expressly provided for herein. This Contract supersedes the Agreement between the parties dated December 1, 1993. If any provision hereof conflicts with any provision of the Articles of Association of the Company or with anything in the Feasibility Study, the provision of this Contract shall prevail.

21.3    BUSINESS DAY.  Where  the time limit for the doing of anything hereunder
        ------------
        expires or falls upon a day that is not a business day the time so limited extends to and the thing may be done on the day first following that is a Business Day.

21.4    TIME  OF  ESSENCE.  Time  and  each  of the terms and conditions of this
        -----------------
        Contract shall be of the essence of this Contract and no waiver by any Shareholder of any default by the Shareholder of any provision herein shall be deemed to be a waiver of any other provision herein nor to release such other Shareholder from any such provision.

21.5    FURTHER  ASSURANCES  COOPERATION.  Each  of  the parties hereto shall do
        --------------------------------
        all things and execute all documents necessary or desirable in order to carry out the intents of this Contract, and shall fully co-operate with each other and the Company in all respect in good faith to ensure that the Company operates in the manner contemplated herein and achieves the purpose set out in article "C".

21.6    CORRECTIVE-ACTION.  If  at  any  time  during  the Duration of the Joint
        -----------------
        Venture, any governmental authority of China enacts or law or policy (collectively "Unilateral Action"), and if such Unilateral Action has the effect (a "Negative Effect") of preventing or constraining the exercise of any right or of materially increasing the burden of performance of any obligation (including any increase in an obligation to pay a sum of money) of Party B or the Company hereunder the Company shall, at the Company's cost, take such measures ("Corrective Action") as may be required to restore Party B or the Company (as the case may be) to the position it would have retained had such Unilateral Action not been taken. Such Corrective Action may take any or all of the following forms:

     21.6.1 obtaining from the relevant authority, an exemption from the application of the law or policy that is the direct or indirect subject to the Unilateral Action or the direct or indirect cause of the Negative Effect;

     21.6.2 causing the enactment of specific legislations (including subsidiary legislation) eliminating the Negative Effect; or

     21.6.3     any  other  action  acceptable  to  Party  B.

21.7    LAUGUAGE.  This  Contract has been written in Chinese and in English and
        --------
dully executed in Chinese and in English. The Parties agree that both versions are equal, and legally binding on both Parties. In case of discrepancy, the meaning and spirit of the English version shall be used to interpret the Contract.

21.8    ENUREMENT.  This  Contract  shall enure to the benefit of and be binding
        ---------
        upon the parties hereto and their respective successors and permitted assigns.

IN WITNESS WHEREOF duly authorized officers of each of the parties have executed this Contract in Beijing on this 31st day of January, 1994.
                    -------            ----           -------

MENG  MOUNTAIN  DIAMOND                     CHINA  BEST  (ASIA)  LIMITED
DEVELOPMENT  CORPORATION

Per:     /s/  Peng  Chuan-Jie               Per:     /s/  Po  Sun  Liu
     -------------------------------        --------------------------------
     Name:  Peng  Chuan-Jie                 Name:  Po  Sun  Liu
     Title:  General  Manager               Title:     Chairman  and
                                                       Chief  Executive  Officer

Witness:                                    Witness:

/s/  Jason  Lee                             /s/  Jiang  Yong  Pu
---------------------------------           ---------------------------------
Name:  Jason  Lee,  LLB.  LLM.              Name:  Jiang  Yong  Pu

[GRAPHIC  OMITTED]                                Tel:  (01)4932306  (01)4991319
DRAGON  LAW  OFFICE                               Fax:  4932307

                             Attorny' s Attestation

                                                              February lst, 1994
Shandong Mengshan Diamond Development Company (Party A) and Hong Kong China Best
(Asia) Company Ltd.(Party B) after friendly consultation, on January 31st, 1994 in Hilton Hotel, Beijing signed this contract of cooperation in which they unanimously decided to establish a limited liability company, in Mengyin county, Shandong, China, to explore, mine and process diamonds and other precious stones as well as to sell above-mentioned products on international markets. The contract also clarifies the shareholders' position for both sides and their powers and duties.

Party A's general manager Mr. Peng Chuan Jie, Party B's president and general manager Mr. James Poe represent each party in signing the contract.

Dragon Law Office's attorneys, Li Jing Sheng, esq. Zhai Cun Zhu, esq., participated in the project's negotiations, corrected and revised the contract. They state that the contract is in accordance with the relevant laws and regulations of the People's Republic of China, it expresses the intent of both parties and is in accordance with the relevant laws and regulations.

Attested  by  The  Dragon  Law  Office,  Beijing,  China.


                                   /s/  Li  Jing  Sheng
                                   -----------------------------------------
                                   Li  Jing  Sheng,  Attorney


                                   /s/  Cun  Zhu
                                   -----------------------------------------
                                   Cun  Zhu,  Attomey



                                [GRAPHIC OMITTED]
                 Suite 1001, Bldg. B, International Huiyuan Apt.
                      Yayuncun, Beijing 100101, P.R. China


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